Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies
Credit facility, purchase obligations and guarantees
We have commitments and obligations which include purchase commitments, which could potentially require our payment in the event of demands by third parties or contingent events. Commitments and obligations as of December 31, 2018 were as follows:

	By Period
(in thousands)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Purchase obligations	€19,812	€19,812	€—	€—	€—

Our purchase obligations represent minimum obligations we have under agreements with certain of our vendors and marketing partners. These minimum obligations are less than our projected use for those periods. Payments may be more than the minimum obligations based on actual use.
Lease commitments
We have contractual obligations in the form of operating leases for office space and related office equipment, employee apartments and a financing obligation related to the failed sale-leaseback of our corporate headquarter. Certain operating leases contain periodic rent escalation adjustments and renewal options. Rent expense related to such leases is recorded on a straight-line basis over the lease term. Lease obligations expire at various dates through 2038. For the years ended December 31, 2016, 2017 and 2018, our rental expense was €4.6 million, €4.8 million and €4.7 million, respectively. For the failed sale-leaseback of our corporate headquarters, we do not recognize rent expense related to the lease; the cash payments are recognized as interest expense and amortization of the liability for the financing obligation. See Note 2 for further information.
We have recognized on our balance sheet asset retirement obligation liabilities as of December 31, 2017 and 2018 of €1.0 million and €0.6 million, respectively, for the cost to decommission office space.
We have certain operating lease agreements that require us to decommission physical space for which we have not yet recorded an asset retirement obligation. Due to the uncertainty of specific decommissioning obligations, timing and related costs, we cannot reasonably estimate an asset retirement obligation for these properties and we have not recorded a liability at this time for such properties.
The following table presents our estimated future minimum rental payments under operating leases with noncancelable lease terms that expire after December 31, 2018 and financing obligations under the failed sale-leaseback of our corporate headquarters:

Year ending December 31, (in thousands)
2019	€10,348
2020	9,143
2021	9,137
2022	8,730
2023	7,505
2024 and thereafter	32,016
Total	€76,879

Minimum rental payments have not been reduced by minimum sublease rentals of €1.9 million due in the future under non-cancelable subleases.

Legal proceedings
From time to time, we may be involved in various claims and legal proceedings relating to claims arising out of our operations. We also evaluate other potential contingent matters, including value-added tax, excise tax, sales tax, transient occupancy or accommodation tax and similar matters.
On August 23, 2018, the Australian Competition and Consumer Commission, or ACCC, instituted proceedings in the Australian Federal Court against us. The ACCC alleged breaches of Australian consumer law relating to our advertisements in Australia concerning the hotel prices available on our Australian site and our strike-through pricing practice, which is the display adjacent to the price quote in the top position in our search results of a higher price that is crossed out. On November 27, 2018, we filed a response to the ACCC's statement of claim. On December 19, 2018, the court issued an order setting a trial date for September 9, 2019 and requiring us to produce certain documents. We are in the process of producing these documents. Management has established a provision in respect of this matter.
We and certain of our management board members are the subject of two putative class actions that were filed in the United States District Court for the Southern District of New York. These two actions have since been consolidated into a single action, and an amended complaint was filed in that action on March 30, 2018. The amended complaint asserts claims under the Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, on behalf of persons who purchased or otherwise acquired trivago’s American Depositary Receipts pursuant and/or traceable to the registration statement and prospectus issued in connection with our IPO on or about December 16, 2016 and/or on the open market between December 16, 2016 and October 25, 2017. The complaint also names underwriters of our initial public offering as defendants. On May 14, 2018, we filed a motion to dismiss this matter. On February 26, 2019, the court granted the motion to dismiss as to all defendants, without granting plaintiffs leave to further amend the complaint. The plaintiffs may appeal the decision by March 29, 2019.
The U.K. Competition & Markets Authority, or CMA, announced the launch of a consumer law investigation into online hotel booking sites in the United Kingdom in October 2017. On July 26, 2018, the CMA informed us of its decision to open an investigation into certain of our display practices in the United Kingdom that the CMA considers may violate U.K. consumer law. On January 31, 2019, we submitted voluntary undertakings to the CMA to make changes to certain disclosure and other display practices in the United Kingdom. The undertakings provide for an implementation period of six months and resolved the CMA's investigation into our practices in the United Kingdom without any admission or finding of liability.
The outcomes of these matters could have a material adverse effect on our business, financial condition or results of operations.